Rio de Janeiro, 30 de setembro de 2003

A

UNAMGEN MINERACAO E METALURGIA S.A.

CARNAUBA MINERACAO LTDA.

SAO BENTO MINERACAO S.A.

Fazenda Sao Bento

Municipio de Santa Barbara, MG

At. Srs. Lincoln Silva e Sergio Luiz Martins Pereira

Ref.:     Acordo relativo ao prosseguimento do Projeto Pedra Branca

Prezados senhores,

          Fazemos referencia ao denominado "Projeto Pedra Branca", no qual foram desenvolvidas pesquisas minerarias em areas localizadas em Pedra Branca, Ceara, em conformidade com os direitos de pesquisa outorgados a Unamgem Mineracao e Metalurgia S.A. ("Unamgem") por meio dos Processos DNPM n s 800.470/96 e 800.483/96, e a Carnauba Mineracao Ltda. ("Carnauba") por meio dos Processos DNPM n s 800.446/96, 800.458/96, 800.459/96, 800.471/96, 800.482/96, 800.495/96, 800.507/96, 800.520/96. Consoante o Acordo de Cooperacao Comercial e seu primeiro Aditamento, celebrados respectivamente em 30/9/1999 e 30/12/1999, entre Unamgem, Carnauba e Altoro Mineracao Ltda. ("Altoro"), tais direitos de pesquisa foram cedidos a Altoro, tendo sido as pesquisas minerarias desenvolvidas conjuntamente pela Altoro e pela Unamgem, que investiram, respectivamente, 70 percent e 30 percent dos recursos empregados no empreendimento.

     Como e de conhecimento de V. Sas., apesar dos esforcos das partes, as pesquisas nao revelaram, ate o presente momento, potencial minerario das areas de Pedra Branca, estando os direitos de pesquisa concedidos por meio dos processo acima mencionados por expirar no dia 30/10/2003. Considerando tal situacao e tendo em vista o interesse da Altoro e da Sao Bento Mineracao S.A. ("Sao Bento") em continuar desenvolvendo as pesquisas minerarias nas areas em Pedra Branca, Ceara, vimos propor a V. Sas. os seguintes termos e condicoes para o desenvolvimento do Projeto Pedra Branca:

1.     A Altoro nao apresentara o relatorio final relativo as pesquisas realizadas em conformidade com os direitos de pesquisa outorgados pelos Processos DNPM acima mencionados, deixando, assim, caducar tais direitos de pesquisa.

2.     Subsequentemente, a Altoro ira requerer ao DNPM os direitos de pesquisa sobre as areas do Projeto Pedra Branca (areas identicas aquelas que foram objeto dos Processos DNPM acima mencionados), envidando seus melhores esforcos para que lhe sejam concedidos tais direitos de pesquisa. A Altoro ressalva que, nao obstante seus esforcos, o DNPM podera nao lhe conceder os direitos de pesquisa requeridos.

3.     Obtidos os direitos minerarios sobre as areas do Projeto Pedra Branca, a Altoro ira individualmente realizar as pesquisas em tais areas, realizando todos os atos e utilizando-se da melhor tecnica para que ali seja identificada lavra economicamente viavel.

4.     Identificada a exeqiibilidade tecnica e economica da lavra em qualquer das areas do Projeto Pedra Branca, uma vez iniciada a sua atividade, a Altoro pagara a Sao Bento o valor correspondente a 2 percent dos resultados da lavra a ceu aberto ou subterranea de platina, outros minerais ou subprodutos. Considerar-se-a resultados da lavra, para tal efeito, todos os valores obtidos com a venda dos minerios extraidos da lavra, deduzidos das seguintes importancias: (a) tributos diretamente incidentes sobre a producao e a venda do minerio (incluindo a Compensacao Financeira pela Exploracao de Recursos Minerais, mas nao sendo incluidos os tributos sobre a renda, o faturamento ou a folha de salarios); (b) despesas incorridas com o transporte dos minerios das usinas de beneficiamento ou depositos da Altoro para o local de entrega ao comprador; e (c) seguro dos minerios para o transporte referido na alinea "b".

5.     A participacao da Sao Bento nos resultados da lavra, referida no item 4 anterior, sera apurada e paga pela Altoro a cada quatro meses, podendo a Sao Bento promover auditoria das contas apresentadas.

6.     A aceitacao desta proposta implicara em plena e geral quitacao da Unamgem, da Carnauba e da Altoro das obrigacoes recirocas previstas no Acordo de Cooperacao Comercial e seu primeiro Aditamento, respectivamente de 30/9/1999 e 30/12/1999, bem como das obrigacoes constantes do Instrumento Particular de Cessao e Transferencia de 20/1/2000, declarando nada mais ter a reclamar quanto a tais instrumentos.

7.     Caso o DNPM nao conceda o direito de pesquisa relativo a nenhuma das areas do Projeto Pedra Branca, ou na hipotese de ser concedido o direito de pesquisa sobre alguma dessas areas, mas as pesquisas desenvolvidas pela Altoro nao identificarem lavra economicamente viavel, o acordo que derivar da aceitacao da presente proposta se resolvera de pleno direito, dando-se as partes por reciprocamente quitadas e satisfeitas, declarando nada mais ter a reclamar.

8.     Qualquer controversia decorrente ou relacionada a interpretacao ou cumprimento do acordo que derivar da aceitacao da presente proposta, sera solucionada por arbitragem de acordo com as regras da Camara de Arbitragem Empresarial - Brasil, por um ou mais arbitros nomeados de acordo com tais regras, em Belo Horizonte, Estado de Minas Gerais.

     Solicitamos a V.Sas. a gentileza de apor vossas assinaturas no espaco a seguir, indicando a aceitacao da Unamgem, da Carnauba e da Sao Bento aos termos da proposta acima descrita, que passara a reger, em carater irrevogavel e irretratavel, as relacoes entre tais empresas e a Altoro, bem como seus sucessores a qualquer titulo, relativamente ao Projeto Pedra Branca.

     Atenciosamente,

ALTORO MINERACAO LTDA.

Luiz Mauricio Ferraiuoli Azevedo

(signature)

MINERA ALTORO BRAZIL (BVI) CORPORATION

Luiz Mauricio Ferraiuoli Azevedo

(signature)

De acordo:

UNAMGEM MINERACAO E METALURGIA S.A.

Lincoln Silva          Sergio Luiz Martins Pereira

(signatures)

CARNAUBA MINERACAO LTDA.

Lincoln Silva          Sergio Luiz Martins Pereira

(signatures)

SO BENTO MINERACAO S.A.

Lincoln Silva          Sergio Luiz Martins Pereira

(signatures)

Following is a summary of NSR Letter Agreement:

Acordo relativo ao prosseguimento do Projeto Pedra Branca

Dated September 30, 2003

As has been previously communicated by Altoro and despite the best efforts made during the past exploration work in the Pedra Branca Project, until today there are no potential mining resources identified within the area of the 10 Eldorado claims. As you know these claims are due for renewal as mining concessions on the 30th of October 2003. Given this situation, and bearing in mind Altoro and São Bento have an interest in continuing the exploration work under development, find below terms and conditions proposed to the continue the present work.

1.     Altoro will not present its final exploration report with reference to all exploration work done on Carnauba and Unamgen claims.

2.     Subsequently, Altoro will stake the same 10 claims, exactly in the same manner as exists for the existing claims, following the current coordinates and area. Irrespective of the good will and effort by Altoro, it is possible that the DNPM might not grant the company the same 10 claims.

3.     Once the new claims are published, Altoro will individually carry on the exploration work in these claims area, trying to, under the best practice, identify a mineable deposit.

4.     In the case that it is proved the existence of a mineable reserve within the area delimited by the current Eldorado claims, Altoro agrees to pay a 2 percent NSR as follows:

4.1     The above royalty will be paid in the case of an open pit or underground operation. This includes platinum and other minerals, as well as all its byproducts.

4.2     This royalty will be paid from total product sales after deducting the items below:

4.2.1     Taxes over production and sales, including CFEM (Mineral Resources Finance Compensation payment).

4.2.2     Transport expenses from Altoro processing plants and/or deposits to clients.

4.2.3     Insurance on products sold.

Taxes over income, revenue and payroll are not included.

5.     Settlement of Sao Bento (Eldorado) interest in the mining results, as stated on item 4 above, will be paid by Altoro every 4 months. Sao Bento will be allowed to audit all accounts presented.

6.     Acceptance of this document means total accordance between Unamgem, Carnauba and Altoro on what concerns clauses from the former Commercial Cooperation Document and all subsequent documents from 30/09/1999, 30/12/1999, and 20/01/2000.

7.     In the case that the DNPM does not grant Altoro the same 10 claims originally transferred from Unamgem and Carnauba, or in the event of being only partially granted, the present agreement and all derived agreements will consider fulfilled all demands on this respect.

8.     All eventual controversies, doubts or questions with respect to this document will be resolved in accordance to the rules of one of the Brazilian Business Arbitration Chambers.

ALTORO MINERACAO LTDA.

/s/Luiz Mauricio Ferraiuoli Azevedo

MINERA ALTORO BRAZIL (BVI) CORPORATION

/s/Luiz Mauricio Ferraiuoli Azevedo

De acordo:

UNAMGEM MINERACAO E METALURGIA S.A.

/s/Lincoln Silva          /s/Sergio Luiz Martins Pereira

CARNAUBA MINERACAO LTDA.

/s/Lincoln Silva          /s/Sergio Luiz Martins Pereira

SAO BENTO MINERACAO S.A.

/s/Lincoln Silva          /s/Sergio Luiz Martins Pereira